                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  July 6, 1999
                                                ---------------


                            IXC Communications, Inc.
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       California                      0-20803               74-2644120
----------------------------       ---------------        ------------------
(State or other jurisdiction         (Commission           (I.R.S. Employer
    of incorporation)                File Number)         Identification No.)

1122 Capital of Texas Highway South, Austin, Texas              78746
--------------------------------------------------        ------------------
    (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code  (512) 328-1112
                                                   -----------------


                                 Not Applicable
-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

         Attached as Exhibits 99.1 and 99.2 are the Schedule 13Ds filed by IXC on July 19, 1999 and August 5, 1999 with respect to the common stock of PSINet, Inc.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)    EXHIBITS

                99.1   Schedule 13D filed July 19, 1999.

                99.2   Schedule 13D filed August 5, 1999.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               IXC Communications, Inc.


Dated: August 6, 1999                          By: /s/ JEFFREY C. SMITH
                                                   -----------------------------
                                                   Jeffrey C. Smith
                                                   Senior Vice President,
                                                   General Counsel and Secretary

                                 EXHIBIT INDEX


Exhibit
Number           Description
-------          -----------
 99.1            Schedule 13D filed July 19, 1999.

 99.2            Schedule 13D filed August 5, 1999.